ASSISTANCE AGREEMENT

1. Award No.	2. Modification No.	3. Effective Date	4. CFDA No.
DE-EE0002407	007	04/13/2012	81.086

5. Awarded To	6. Sponsoring Office	7. Period of Performance
UQM TECHNOLOGIES, INC. Attn: RONALD BURTON 7501 MILLER DRIVE PO BOX 439 FREDERICK CO 805045573	Energy Effcy & Renewable Energy	01/13/2010 through 01/12/2015

8. Type of Agreement	9. Authority	10. Purchase Request or Funding Document No.
[X] Grant [ ] Cooperative Agreement [ ] Other	See Page 2	12EE003082

11. Remittance Address	12. Total Amount	13. Funds Obligated
UQM TECHNOLOGIES, INC. Attn: RONALD BURTON 7501 MILLER DRIVE PO BOX 439 FREDERICK CO 805045573	Govt. Share: $45,145,534.00 Cost Share : $45,145,534.00 Total : $90,291,068.00	This action: $0.00 Total : $45,145,534.00

14. Principal Investigator	15. Program Manager	16. Administrator
Luke Bokas / (303) 215-3483	RONDLE E. HARP Phone: 304-285-5436	U.S. DOE/NETL Morgantown Campus 3610 Collins Ferry Road PO Box 880 Morgantown WV 26507-0880

17. Submit Payment Requests To	18. Paying Office	19. Submit Reports To
OR for NETL (Morgantown) U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4787 Oak Ridge TN 37831	OR for NETL (Morgantown) U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4787 Oak Ridge TN 37831	See Attachment 3 Reporting Requirements Checklist

20. Accounting and Appropriation Data

21. Research Title and/or Description of Project

RECOVERY ACT - HIGH OUTPUT PROPULSION MANUFACTURING

For the Recipient		For the United States of America	
22. Signature of Person Authorized to Sign /s/DONALD A. FRENCH		25. Signature of Grants/Agreements Officer Signature on File	
23. Name and Title Donald A. French	24. Date Signed 04/13/2012	26. Name of Officer Kelly A. McDonald	27. Date Signed 04/13/2012

NAME OF OFFEROR OR CONTRACTOR
UQM TECHNOLOGIES, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	DUNS Number: 045406626 DOE Award Administrator: Jodi Collins / jodi.collins@netl.doe.gov / (304) 285-1390 Recipient Business Point of Contact: Donald French / dfrench@uqm.com / 303-278-2002 Block 9. Authority: PL 95-91 DOE Organization Act, PL 111-5 American Recovery and Reinvestment Act of 2009 and PL 109-58 Energy Policy Act 2005 Budget and Project Period: 01/13/2010 - 01/12/2015 ASAP: NO Extent Competed: COMPETED Davis-Bacon Act: YES PI: Luke Bokas LIST OF CHANGES: CHANGES FOR LINE ITEM NUMBER: 1 NEW ACCOUNTING CODE ADDED: Account code: Fund 05799 Appr Year 2009 Allottee 31 Reporting Entity 220520 Object Class 25500 Program 1005107 Project 2004490 WFO 0000000 Local Use 0000000 Quantity: 0 Amount: $0.00 Percent: 0 Subject To Funding: N Payment Address: OR for NETL (Morgantown) U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4787 Oak Ridge TN 37831 Fund: 05799 Appr Year: 2009 Allottee: 31 Report Entity: 220520 Object Class: 25500 Program: 1005107 Project: 2004490 WFO: 0000000 Local Use: 0000000				

The purpose of this amendment is to: 1) update the Sponsoring Office and authorities; 2) issue a two year no cost time extension; and 3) revise the Conditions on Award article. Accordingly, the following change is hereby made to the subject award:

1. As reflected in Block 6 of the award cover page, the Sponsoring Office is changed from U.S. DOE/NETL to Energy Efficiency & Renewable Energy.

2. As reflected in Block 7 of the award cover page, the Period of Performance is hereby extended by two (2) years at no additional cost to the Government from January 12, 2013 to January 12, 2015.

3. As a result, the ending dates of project and budget periods reflected on page 2 of the award cover page are changed from "1/12/13" to "1/12/15."

4. As reflected in Block 9 of the award cover page, an administrative correction is made to remove the United States Code authorities from the award cover page. The Recipient should "See Page 2" for the applicable authorities for this award.

5. The text under **CONDITIONS ON AWARD,** Paragraph b. Financial Commitment/Funding Plan, is deleted in its entirety and replaced with the following text:

   "Not later than **forty-two (42)** months after the effective date of the award:

   1. The Recipient shall provide to DOE an updated total project cost estimate along with evidence of firm commitments for the full private sector share of the project cost. Such evidence may include executed loans, bond financing agreements, state or local grants, and third party contribution agreements. For each non-governmental source of cost-sharing, the Recipient shall provide audited financial statements for the most recent two years.

   2. If firm commitments for the full private sector share of the project cost have not been secured, Recipient shall provide evidence of firm commitments made to date, as set forth in paragraph (1), and a detailed Funding Plan in accordance with the requirements set forth below:

      - The Funding Plan will demonstrate a reasonable plan to obtain the balance of funding for the private sector share of the project cost. The Funding Plan must identify all anticipated sources of the private sector cost-share such as bank loans, bond offerings, state or local grants, and equity contributions.

      - The Recipient shall provide a full description of any limitations, conditions or other factors that could affect the availability of funding. If third party financing will be a source of project funds, the Recipient shall discuss the timing, conditionality and terms and conditions of such financing.

      - Audited financial statements for the most recent two fiscal years shall be provided for each non-governmental source of funds. If a source does not have audited financial statements, that source should provide equivalent

financial statements prepared by the party, in accordance with Generally Accepted Accounting Principles, and certified as to accuracy and completeness by the Chief Financial Officer of the party providing the statements.

- The Recipient shall obtain and provide a commitment letter from each source, signed by an officer of the corporation or other entity that is authorized to commit the funding to the proposed project. The amount of funds to be provided, the timing of the funding, and any contingencies, should be specified. Commitment letters should identify the type of proposed cost sharing (e.g., cash, services, and/or property) to be contributed.

- If in-kind contributions of property or services are proposed, the Recipient shall provide support for their valuation and explain how the valuation was determined.

- If the project will be financed on a non-recourse basis, the Recipient shall provide a working financial model (in excel 2003 or 2007) that provides projections of the project including an income statement, balance sheet, cash flow statement, and sources and uses of funds statement, all on an annual basis with appropriate supporting schedules. The financial projections should be developed in this financial model, commencing with the initial project development phase and extending through the period of operations needed to obtain funding. The model should be provided in electronic form including cell formulas so that review of the model assumptions and sensitivity calculations may be facilitated. The recipient shall provide a description and explanation for each of the financial, economic, and operating assumptions for the project. The assumptions should be consistent with and supported by the information provided in the project cost estimate.

In the event, DOE determines that the information provided by Recipient is inadequate to assure the availability of full funding for the private sector share of the project cost, DOE reserves the right, at DOE's discretion, to: (1) stop payment, (2) renegotiate the project scope and/or payment schedule, or (3) after Recipient is provided 30 days advance written notice and opportunity to cure, declare the grant terminated by mutual agreement. Should DOE declare the grant terminated, the Recipient shall be entitled to payment of DOE's share of allowable project cost incurred prior to the date of termination plus the reasonable cost of terminating contracts. DOE's maximum liability for project cost in the event of termination is $32,000,000."

6. Except as provided herein, all terms and conditions of the award shall remain unchanged and in full force and effect.

End of Amendment 007